UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Jaguar Uranium Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-43094	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3-1136 Centre Street
Thornhill, Ontario L4J 3M8
Canada

(Address of principal executive offices) (Zip Code)

(416) 648-4065

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, no par value	JAGU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of a Matter to a Vote of Security Holders.

On September 22, 2026, Jaguar Uranium Corp. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The record date for shareholders entitled to notice of the Annual Meeting was August 10, 2026 (the “Record Date”). As of the Record Date, there were 20,193,777 common shares, no par value (“Common Shares”) of the Company outstanding. Each Common Share represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 12,526,454 Common Shares were present or represented by proxy, constituting a quorum for the Annual Meeting. The 12,526,454 votes represented equaled approximately 62.03% of the outstanding shares entitled to vote.

At the Annual Meeting, three proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 11, 2026. Each proposal was approved by the Company’s shareholders.

The final voting results were as follows:

Proposal 1

The Company’s shareholders elected Luis Ducassi, Steven Gold, Trumbull Fisher, Janet Meiklejohn, Max Leclerc, Tomas De Pablos Souza, as directors of the Company to serve until the next Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified, based upon the voting results set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Luis Ducassi	9,571,127	1,782,116	1,173,211
Steven Gold	9,572,455	1,780,788	1,173,211
Trumbull Fisher	9,572,455	1,780,788	1,173,211
Janet Meiklejohn	11,339,315	13,928	1,173,211
Max Leclerc	11,339,715	13,528	1,173,211
Tomas De Pablos Souza	11,338,737	14,506

Proposal 2

The Company’s shareholders approved a proposal to amend the Jaguar Uranium Corp. 2025 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
10,041,020	1,312,222	-	1,173,211

Proposal 3

The Company’s shareholders approved the ratification of the appointment of Davidson & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
12,478,418	-	48,035	1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 24, 2026	Jaguar Uranium Corp.

	By:	/s/ Steven Gold
	Name:	Steven Gold
	Title:	President and Chief Executive Officer

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